UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number                811-06367

                             Gabelli Equity Series Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                    Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                           Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end: September 30

Date of reporting period: December 31, 2012

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The Gabelli Small Cap Growth Fund	Mario J. Gabelli, CFA Portfolio Manager
First Quarter Report — December 31, 2012

Morningstar  ®  rated The Gabelli Small Cap Growth Fund Class AAA Shares 5 stars overall, 4 stars for the three year period, and 5 stars for the five and ten year periods ended December 31, 2012 among 607, 607, 527, and 330 Small Blend funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

To Our Shareholders,

For the quarter ended December 31, 2012, the net asset value (“NAV”) per Class AAA Share of The Gabelli Small Cap Growth Fund increased 5.5% compared with an increase of 1.9% for the Russell 2000 Index.

Enclosed is the schedule of investments as of December 31, 2012.

Comparative Results

Average Annual Returns through December 31, 2012 (a)(b) (Unaudited)					Since
	Quarter	1 Year	5 Year	10 Year	Inception (10/22/91)
Class AAA (GABSX)	5.46%	20.07%	5.45%	11.44%	12.67%
Russell 2000 Index	1.85	16.35	3.56	9.72	9.01
Class A (GCASX)	5.47	20.07	5.45	11.44	12.67
With sales charge (c)	(0.60)	13.17	4.20	10.78	12.35
Class C (GCCSX)	5.24	19.14	4.67	10.70	12.31
With contingent deferred sales charge (d)	4.24	18.14	4.67	10.70	12.31
Class I (GACIX)	5.53	20.40	5.71	11.58	12.74

In the current prospectus, dated January 28, 2013, the expense ratios for Class AAA, A, C, and I Shares are 1.41%, 1.41%, 2.16%, and 1.16%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, and C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share prices, reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003, and Class I Shares on January 11, 2008. The actual performance for the Class A Shares and Class C Shares would have been lower and for Class I Shares would have been higher due to the differences in expenses associated with these classes of shares. Investing in small capitalization securities involves special risks because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. The Russell 2000 Index is an unmanaged indicator which measures the performance of the small-cap segment of the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends September 30.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(d)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

The Gabelli Small Cap Growth Fund

Schedule of Investments — December 31, 2012 (Unaudited)

Shares		Market Value

	COMMON STOCKS — 98.3%
	Aerospace — 0.0%
25,000	Embraer SA, ADR	$712,750
15,000	Exelis Inc.	169,050
10,000	Innovative Solutions & Support Inc.	34,400

		916,200

	Agriculture — 0.1%
311,475	Black Earth Farming Ltd., SDR†	423,880
12,000	Cadiz Inc.†	95,040
230,000	Ceres Inc.†	1,044,200
3,000	The Mosaic Co.	169,890

		1,733,010

	Automotive — 0.4%
370,000	Navistar International Corp.†	8,054,900
12,000	PACCAR Inc.	542,520

		8,597,420

	Automotive: Parts and Accessories — 6.1%
139,000	BorgWarner Inc.†	9,955,180
890,000	Brembo SpA	11,459,807
90,022	China Automotive Systems Inc.†	431,205
1,000,015	Dana Holding Corp.	15,610,234
590,045	Federal-Mogul Corp.†	4,732,161
670,000	Modine Manufacturing Co.†	5,447,100
22,500	Monro Muffler Brake Inc.	786,825
436,000	O’Reilly Automotive Inc.†	38,987,120
100,000	Penske Automotive Group Inc.	3,009,000
36,000	Puradyn Filter Technologies Inc.†	4,464
195,000	SORL Auto Parts Inc.†	481,650
80,375	Spartan Motors Inc.	396,249
300,000	Standard Motor Products Inc.	6,666,000
201,000	Strattec Security Corp.(a)	5,187,810
370,000	Superior Industries International Inc.	7,548,000
516,000	Tenneco Inc.†	18,116,760
520,061	The Pep Boys - Manny, Moe & Jack	5,112,200
27,000	Thor Industries Inc.	1,010,610
70,000	Wonder Auto Technology Inc.†(b)	31,500

		134,973,875

	Aviation: Parts and Services — 3.8%
25,000	AAR Corp.	467,000
10,000	Astronics Corp.†	228,800
5,813	Astronics Corp., Cl. B†	126,131
4,000	Barnes Group Inc.	89,840
5,000,000	BBA Aviation plc	18,112,707
520,000	Curtiss-Wright Corp.	17,071,600
45,000	Ducommun Inc.†	727,650
1,225,095	GenCorp Inc.†	11,209,619
828,000	Kaman Corp.	30,470,400
85,000	Moog Inc., Cl. A†	3,487,550
16,100	Moog Inc., Cl. B†	656,558
68,000	Woodward Inc.	2,592,840

		85,240,695

Shares		Market Value

	Broadcasting — 0.9%
520,836	Acme Communications Inc.	$72,917
230,000	Beasley Broadcast Group Inc., Cl. A	1,124,700
23,300	Cogeco Inc.	791,268
340,000	Crown Media Holdings Inc., Cl. A†	629,000
2,433	Granite Broadcasting Corp.†(b)	12
310,000	Gray Television Inc.†	682,000
43,000	Gray Television Inc., Cl. A†	74,820
92,000	Liberty Media Corp. - Liberty Capital, Cl. A†	10,672,920
30,000	Pandora Media Inc.†	275,400
551,600	Salem Communications Corp., Cl. A	3,011,736
175,000	Sinclair Broadcast Group Inc., Cl. A	2,208,500
450,000	Sirius XM Radio Inc.	1,300,500

		20,843,773

	Building and Construction — 4.7%
51,000	Beazer Homes USA Inc.†	861,390
295,000	D.R. Horton Inc.	5,835,100
750,000	Hovnanian Enterprises Inc., Cl. A†	5,250,000
200,000	KB Home	3,160,000
458,000	Layne Christensen Co.†	11,115,660
118,000	Lennar Corp., Cl. A	4,563,060
300,009	Lennar Corp., Cl. B	9,162,275
600,000	Louisiana-Pacific Corp.†	11,592,000
170,000	MDC Holdings Inc.	6,249,200
155,000	Meritage Homes Corp.†	5,789,250
12,500	Nortek Inc.†	828,125
2,800	NVR Inc.†	2,576,000
345,000	PulteGroup Inc.†	6,265,200
200,000	Standard Pacific Corp.†	1,470,000
143,015	Texas Industries Inc.†	7,295,195
255,000	The Ryland Group Inc.	9,307,500
380,000	Toll Brothers Inc.†	12,285,400

		103,605,355

	Business Services — 5.0%
40,000	ACCO Brands Corp.†	293,600
100,033	Arbitron Inc.	4,669,540
115,000	Ascent Capital Group Inc., Cl. A†	7,123,100
453,006	Clear Channel Outdoor Holdings Inc., Cl. A	3,180,102
420,000	Diebold Inc.	12,856,200
550,000	Edgewater Technology Inc.†(a)	2,090,000
380,000	Furmanite Corp.†	2,040,600
110,000	GP Strategies Corp.†	2,271,500
35,589	GSE Systems Inc.†	76,872
675,000	Intermec Inc.†	6,655,500
315,000	Internap Network Services Corp.†	2,186,100
25,000	Lamar Advertising Co., Cl. A†	968,750
16,500	Landauer Inc.	1,009,965
1,130,000	Live Nation Entertainment Inc.†	10,520,300
198,000	Macquarie Infrastructure Co. LLC	9,020,880
120,000	Sohgo Security Services Co. Ltd.	1,483,465
149,000	Stamps.com Inc.†	3,754,800

See accompanying notes to schedule of investments.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — December 31, 2012 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Business Services (Continued)
390,007	The Brink’s Co.	$11,126,900
1,920,000	The Interpublic Group of Companies Inc.	21,158,400
35,820	Tiger Media Inc.†	41,909
33,050	TransAct Technologies Inc.	238,621
10,107,500	Trans-Lux Corp.†(a)	2,526,875
60,000	United Rentals Inc.†	2,731,200
85,000	ValueClick Inc.†	1,649,850

		109,675,029

	Cable — 1.6%
230,000	Adelphia Communications Corp., Cl. A†(b)	0
230,000	Adelphia Communications Corp., Escrow†(b)	0
230,000	Adelphia Recovery Trust†	920
183,000	AMC Networks Inc., Cl. A†	9,058,500
500,000	Cablevision Systems Corp., Cl. A	7,470,000
10,000	Cogeco Cable Inc.	382,527
232,000	DIRECTV†	11,637,120
50,000	DISH Network Corp., Cl. A	1,820,000
36,000	EchoStar Corp., Cl. A†	1,231,920
8,800	Liberty Global Inc., Cl. A†	554,312
8,800	Liberty Global Inc., Cl. C†	517,000
460,000	LIN TV Corp., Cl. A†	3,463,800
40,000	Outdoor Channel Holdings Inc.	304,000

		36,440,099

	Closed-End Business Development Company — 0.1%
115,000	MVC Capital Inc.	1,397,250

	Closed-End Funds — 0.2%
102,318	The Central Europe and Russia Fund Inc.	3,475,742
34,218	The European Equity Fund Inc.	239,868
56,126	The New Germany Fund Inc.	874,443

		4,590,053

	Commercial Services — 0.4%
275,000	Loomis AB, Cl. B	4,419,012
102,000	McGrath RentCorp.	2,960,040
90,000	ModusLink Global Solutions Inc.†	261,000
690,000	Swisher Hygiene Inc.†	1,193,124

		8,833,176

	Communications Equipment — 0.1%
140,000	Communications Systems Inc.	1,456,000
500	IPG Photonics Corp.	33,325
303,000	Sycamore Networks Inc.	678,720

		2,168,045

	Computer Software and Services — 2.4%
160,000	Activision Blizzard Inc.	1,699,200
285,000	EarthLink Inc.	1,841,100
138,000	Electronic Arts Inc.†	2,005,140
135,000	Emulex Corp.†	985,500
300,000	FalconStor Software Inc.†	699,000
430,033	Global Sources Ltd.†	2,786,614

Shares		Market Value

35,068	Guidance Software Inc.†	$416,257
36,000	InterXion Holding NV†	855,360
60,000	Mentor Graphics Corp.†	1,021,200
25,000	Mercury Systems Inc.†	230,000
20,187	MKS Instruments Inc.	520,421
460,000	NCR Corp.†	11,720,800
65,000	Quantum Corp.†	80,600
10,000	Riverbed Technology Inc.†	197,200
100,000	Rockwell Automation Inc.	8,399,000
54,000	Stratasys Ltd.†	4,328,100
300,000	Tyler Technologies Inc.†	14,532,000

		52,317,492

	Consumer Products — 1.5%
270,000	1-800-FLOWERS.COM Inc., Cl. A†	990,900
56,000	Brunswick Corp.	1,629,040
33,500	Chofu Seisakusho Co. Ltd.	738,172
58,500	Church & Dwight Co. Inc.	3,133,845
12,000	Elizabeth Arden Inc.†	540,120
2,000	Harley-Davidson Inc.	97,680
25,012	Harman International Industries Inc.	1,116,536
390,004	Marine Products Corp.	2,230,823
10,000	National Presto Industries Inc.	691,000
447,000	Sally Beauty Holdings Inc.†	10,535,790
6,700	Steven Madden Ltd.†	283,209
235,000	Stewart Enterprises Inc., Cl. A	1,795,400
150,000	Swedish Match AB	5,032,946
87,425	Syratech Corp.†	262
24,000	The Scotts Miracle-Gro Co., Cl. A	1,057,200
22,000	WD-40 Co.	1,036,420
55,000	Wolverine World Wide Inc.	2,253,900

		33,163,243

	Consumer Services — 1.5%
52,000	Bowlin Travel Centers Inc.†	72,800
2,750	Collectors Universe Inc.	27,583
20,000	IAC/InterActiveCorp.	946,000
270,017	KAR Auction Services Inc.	5,465,144
100,000	Liberty Interactive Corp., Cl. A†	1,968,000
18,726	Liberty Ventures, Cl. A†	1,268,874
222,000	Martha Stewart Living Omnimedia Inc., Cl. A†	543,900
600,000	Rollins Inc.	13,224,000
70,000	The ADT Corp.	3,254,300
470,000	TiVo Inc.†	5,790,400

		32,561,001

	Diversified Industrial — 7.4%
29,000	Acuity Brands Inc.	1,964,170
30,000	Aegion Corp.†	665,700
123,000	Albany International Corp., Cl. A	2,789,640
3,000	American Railcar Industries Inc.	95,190
205,000	Ampco-Pittsburgh Corp.	4,095,900
6,000	Anixter International Inc.	383,880
3,000	Columbus McKinnon Corp.†	49,560

See accompanying notes to schedule of investments.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — December 31, 2012 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Diversified Industrial (Continued)
400,000	Crane Co.	$18,512,000
3,000	ESCO Technologies Inc.	112,230
17,000	Foster Wheeler AG†	413,440
14,000	Gardner Denver Inc.	959,000
74,000	Greif Inc., Cl. A	3,293,000
117,100	Greif Inc., Cl. B	5,678,179
1,232,000	Griffon Corp.	14,118,720
372,000	Handy & Harman Ltd.†	5,606,040
12,500	Haynes International Inc.	648,375
190,000	Jardine Strategic Holdings Ltd.	6,748,800
400,000	Katy Industries Inc.†(a)	72,000
79,073	Kaydon Corp.	1,892,217
26,000	Key Technology Inc.†	271,440
1,000	L.B. Foster Co., Cl. A	43,440
33,000	Lawson Products Inc.	326,700
98,000	Lincoln Electric Holdings Inc.	4,770,640
72,000	Lindsay Corp.	5,768,640
34,083	Lydall Inc.†	488,750
77,000	Magnetek Inc.†	793,100
32,000	Matthews International Corp., Cl. A	1,027,200
450,123	Myers Industries Inc.	6,819,363
572,600	National Patent Development Corp.†	1,488,760
140,000	Oil-Dri Corp. of America	3,864,000
124,000	Olin Corp.	2,677,160
303,000	Park-Ohio Holdings Corp.†	6,456,930
19,000	Pentair Ltd.	933,850
87,000	Precision Castparts Corp.	16,479,540
62,000	Raven Industries Inc.	1,634,320
32,000	Roper Industries Inc.	3,567,360
260,033	Sevcon Inc.†(a)	942,620
96,000	Sonoco Products Co.	2,854,080
117,000	Standex International Corp.	6,000,930
150,000	Terex Corp.†	4,216,500
387,000	Textron Inc.	9,593,730
380,073	Tredegar Corp.	7,761,091
92,000	Trinity Industries Inc.	3,295,440
147,000	Tyco International Ltd.	4,299,750

		164,473,375

	Educational Services — 0.3%
76,000	Career Education Corp.†	267,520
455,000	Corinthian Colleges Inc.†	1,110,200
440,000	Universal Technical Institute Inc.	4,417,600

		5,795,320

	Electronics — 1.8%
100,000	Badger Meter Inc.	4,741,000
247,000	Bel Fuse Inc., Cl. A(a)	4,250,870
20,000	CSR plc, ADR	433,400
566,008	CTS Corp.	6,016,665
170,000	Cypress Semiconductor Corp.	1,842,800
35,000	Daktronics Inc.	387,450

Shares		Market Value

110,000	Gentex Corp.	$2,070,200
120,055	Greatbatch Inc.†	2,790,078
20,000	IMAX Corp.†	449,600
80,000	KEMET Corp.†	402,400
330,000	MEMC Electronic Materials Inc.†	1,059,300
110,000	Methode Electronics Inc.	1,103,300
7,500	MOCON Inc.	107,925
310,000	Park Electrochemical Corp.	7,976,300
180,000	Pulse Electronics Corp.†	55,890
125,000	Rofin-Sinar Technologies Inc.†	2,710,000
180,000	Stoneridge Inc.†	921,600
109,000	Zygo Corp.†	1,711,300

		39,030,078

	Energy and Utilities — 6.4%
377,000	Black Hills Corp.	13,700,180
70,000	Black Ridge Oil and Gas Inc.†	32,200
100,000	Callon Petroleum Co.†	470,000
30,000	CH Energy Group Inc.	1,956,600
36,000	Chesapeake Utilities Corp.	1,634,400
7,000	Clean Energy Fuels Corp.†	87,150
42,000	CMS Energy Corp.	1,023,960
23,000	Connecticut Water Service Inc.	684,940
5,000	Consolidated Water Co. Ltd.	37,000
155,000	Covanta Holding Corp.	2,855,100
13,000	Dawson Geophysical Co.†	342,940
408,089	El Paso Electric Co.	13,022,120
7,500	Emerald Oil Inc.†	39,302
38,000	Energy Recovery Inc.†	129,200
20,000	Gamesa Corporacion Tecnologica SA	43,823
190,000	Great Plains Energy Inc.	3,858,900
103,000	Hawaiian Electric Industries Inc.	2,589,420
70,000	Key Energy Services Inc.†	486,500
45,000	Middlesex Water Co.	880,200
65,000	National Fuel Gas Co.	3,294,850
200,000	North Atlantic Drilling Ltd.	2,105,168
100,000	NorthWestern Corp.	3,473,000
80,000	Oceaneering International Inc.	4,303,200
229,000	Otter Tail Corp.	5,725,000
12,000	Patterson-UTI Energy Inc.	223,560
1,190,000	PNM Resources Inc.	24,406,900
132,000	Rowan Companies plc, Cl. A†	4,127,640
2,265,000	RPC Inc.	27,723,600
146,000	SJW Corp.	3,883,600
187,000	Southwest Gas Corp.	7,930,670
45,000	Tesoro Corp.	1,982,250
13,000	The Laclede Group Inc.	501,930
46,000	The York Water Co.	808,220
15,000	Vestas Wind Systems A/S†	84,550
220,000	Westar Energy Inc.	6,296,400

		140,744,473

See accompanying notes to schedule of investments.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — December 31, 2012 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Entertainment — 1.5%
90,000	Carmike Cinemas Inc.†	$1,350,000
31,000	Discovery Communications Inc., Cl. A†	1,967,880
30,900	Discovery Communications Inc., Cl. C†	1,807,650
345,350	Dover Motorsports Inc.	583,642
250,000	Fisher Communications Inc.	6,747,500
32,000	International Speedway Corp., Cl. A	883,840
6,200	International Speedway Corp., Cl. B	168,950
7,000	Rovi Corp.†	108,010
385,000	Take-Two Interactive Software Inc.†	4,238,850
270,000	The Madison Square Garden Co., Cl. A†	11,974,500
195,000	Universal Entertainment Corp.	3,342,471
22,000	World Wrestling Entertainment Inc., Cl. A	173,580

		33,346,873

	Environmental Services — 0.5%
400,000	Republic Services Inc.	11,732,000

	Equipment and Supplies — 9.9%
22,000	A.O. Smith Corp.	1,387,540
540,000	AMETEK Inc.	20,287,800
10,000	AZZ Inc.	384,300
18,000	Belden Inc.	809,820
52,000	Capstone Turbine Corp.†	46,280
542,000	CIRCOR International Inc.	21,457,780
290,000	CLARCOR Inc.	13,856,200
330,000	Core Molding Technologies Inc.†	2,178,000
167,000	Crown Holdings Inc.†	6,147,270
4,000	Danaher Corp.	223,600
180,000	Donaldson Co. Inc.	5,911,200
220,000	Entegris Inc.†	2,019,600
665,000	Federal Signal Corp.†	5,060,650
99,000	Flowserve Corp.	14,533,200
155,100	Franklin Electric Co. Inc.	9,642,567
222,000	Gerber Scientific Inc., Escrow†(b)	2,220
165,000	Graco Inc.	8,495,850
1,120,000	GrafTech International Ltd.†	10,516,800
100,000	IDEX Corp.	4,653,000
535,000	Interpump Group SpA	4,092,298
50,000	Itron Inc.†	2,227,500
7,000	Jarden Corp.	361,900
40,000	Littelfuse Inc.	2,468,400
250,000	Lufkin Industries Inc.	14,532,500
55,000	Maezawa Kyuso Industries Co. Ltd.	679,287
82,000	Met-Pro Corp.	794,580
6,000	Mine Safety Appliances Co.	256,260
20,000	Minerals Technologies Inc.	798,400
70,013	Mueller Industries Inc.	3,502,750
10,000	Plantronics Inc.	368,700
2,000	Regal-Beloit Corp.	140,940
125,000	Robbins & Myers Inc.	7,431,250
93,032	SL Industries Inc.	1,674,576

Shares		Market Value

5,000	Teleflex Inc.	$356,550
300,000	Tennant Co.	13,185,000
650,000	The Gorman-Rupp Co.	19,389,500
85,000	The Greenbrier Companies Inc.†	1,374,450
260,052	The L.S. Starrett Co., Cl. A	2,522,504
100,000	The Manitowoc Co. Inc.	1,568,000
23,200	The Middleby Corp.†	2,974,472
24,400	The Toro Co.	1,048,712
8,000	Valmont Industries Inc.	1,092,400
91,000	Vicor Corp.†	493,220
7,875	Watsco Inc., Cl. B	586,215
155,000	Watts Water Technologies Inc., Cl. A	6,663,450

		218,197,491

	Financial Services — 5.1%
10,500	Alleghany Corp.†	3,521,910
22,000	Argo Group International Holdings Ltd.	738,980
267,000	Artio Global Investors Inc.	507,300
305,000	BBCN Bancorp Inc.	3,528,850
10,121	BCB Holdings Ltd.†	3,576
118,000	BKF Capital Group Inc.†	123,900
12,500	Capitol Federal Financial Inc.	146,125
22,000	Crazy Woman Creek Bancorp Inc.†	159,610
33,000	Discover Financial Services	1,272,150
48,000	Duff & Phelps Corp., Cl. A	749,760
240,000	Energy Transfer Equity LP	10,915,200
120,000	Epoch Holding Corp.	3,348,000
8,946	Fidelity Southern Corp.†	85,430
287,000	First Niagara Financial Group Inc.	2,275,910
210,000	Flushing Financial Corp.	3,221,400
155,000	Fortress Investment Group LLC, Cl. A	680,450
1,105,000	GAM Holding AG	14,920,188
53,000	Hudson Valley Holding Corp.	825,210
1,085,000	Janus Capital Group Inc.	9,244,200
210,000	KBW Inc.	3,213,000
750,072	KKR & Co. LP	11,423,597
180,000	Legg Mason Inc.	4,629,600
3,105	Leucadia National Corp.	73,868
22,000	M&T Bank Corp.	2,166,340
2,000	Manning & Napier Inc.	25,200
60,024	Medallion Financial Corp.	704,682
250,000	Och-Ziff Capital Management Group LLC, Cl. A	2,375,000
165,000	Oritani Financial Corp.	2,527,800
32,000	PrivateBancorp Inc.	490,240
198,700	Steel Excel Inc.†	4,957,565
234,000	Sterling Bancorp	2,131,740
420,020	SWS Group Inc.†	2,221,906
10,000	T. Rowe Price Group Inc.	651,300
182,000	The Charles Schwab Corp.	2,613,520
10,000	Universal American Corp.	85,900
4,300	Value Line Inc.	38,571
474,000	Waddell & Reed Financial Inc., Cl. A	16,504,680

See accompanying notes to schedule of investments.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — December 31, 2012 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Financial Services (Continued)
10,121	Waterloo Investment Holdings Ltd.†(b)	$658

		113,103,316

	Food and Beverage — 8.4%
400	Annie’s Inc.†	13,372
585,000	Arca Continental SAB de CV	4,355,040
57,150	Brown-Forman Corp., Cl. A	3,532,442
7,500	Brown-Forman Corp., Cl. B	474,375
200,000	Bull-Dog Sauce Co. Ltd.	380,908
5,190,000	China Tontine Wines Group Ltd.	515,595
920,000	Davide Campari - Milano SpA	7,043,295
300,000	Dean Foods Co.†	4,953,000
365,400	Denny’s Corp.†	1,783,152
155,000	Diamond Foods Inc.	2,118,850
326,000	Dr Pepper Snapple Group Inc.	14,402,680
3,500,000	Dynasty Fine Wines Group Ltd.†	636,704
47,286	Farmer Brothers Co.†	682,337
50,000	Feihe International Inc.†	330,000
353,000	Flowers Foods Inc.	8,214,310
37,000	Green Mountain Coffee Roasters Inc.†	1,530,320
230,000	Ingredion Inc.	14,818,900
160,000	ITO EN Ltd.	2,936,458
23,500	J & J Snack Foods Corp.	1,502,590
1,325,000	Kikkoman Corp.	18,811,681
251,000	Lifeway Foods Inc.	2,193,740
3,000	MEIJI Holdings Co. Ltd.	129,509
70,000	MGP Ingredients Inc.	239,400
450,000	Morinaga Milk Industry Co. Ltd.	1,433,601
85,000	NISSIN FOODS HOLDINGS CO. LTD.	3,213,193
21,000	Nutrisystem Inc.	171,990
4,000,000	Parmalat SpA	9,292,503
30,000	Post Holdings Inc.†	1,027,500
50,000	Ralcorp Holdings Inc.†	4,482,500
162,000	Rock Field Co. Ltd.	2,690,806
565,000	Smart Balance Inc.†	7,288,500
585,636	Snyders-Lance Inc.	14,119,684
44,000	The Boston Beer Co. Inc., Cl. A†	5,915,800
284,000	The Hain Celestial Group Inc.†	15,398,480
66,000	The J.M. Smucker Co.	5,691,840
700,000	Tingyi (Cayman Islands) Holding Corp.	1,946,238
299,000	Tootsie Roll Industries Inc.	7,750,080
90,000	United Natural Foods Inc.†	4,823,100
6,000	Vina Concha Y Toro SA, ADR	229,680
1,200,000	Vitasoy International Holdings Ltd.	1,226,188
20,000	Willamette Valley Vineyards Inc.†	73,800
157,000	Yakult Honsha Co. Ltd.	6,841,057
59,000	Zhongpin Inc.†	757,560

		185,972,758

	Health Care — 5.5%
30,000	Alere Inc.†	555,000
37,000	Align Technology Inc.†	1,026,750

Shares		Market Value

100,000	Allergan Inc.	$9,173,000
116,000	AngioDynamics Inc.†	1,274,840
8,000	Anika Therapeutics Inc.†	79,520
165,000	ArthroCare Corp.†	5,707,350
47,472	Biolase Inc.†	87,823
12,099	Bio-Rad Laboratories Inc., Cl. A†	1,271,000
88,000	Bio-Reference Laboratories Inc.†	2,524,720
18,000	Bruker Corp.†	274,860
146,004	Cantel Medical Corp.	4,340,699
222,000	Cepheid Inc.†	7,505,820
180,000	Chemed Corp.	12,346,200
66,000	CONMED Corp.	1,844,700
400,000	Cutera Inc.†	3,600,000
15,000	Cynosure Inc., Cl. A†	361,650
96,000	DexCom Inc.†	1,306,560
28,000	DGT Holdings Corp.†	366,240
205,024	Exactech Inc.†	3,475,157
414,000	Gentiva Health Services Inc.†	4,160,700
43,000	Henry Schein Inc.†	3,459,780
7,000	Heska Corp.	56,700
25,000	ICU Medical Inc.†	1,523,250
100,000	Lexicon Pharmaceuticals Inc.†	222,000
42,000	Life Technologies Corp.†	2,061,360
179,000	MAKO Surgical Corp.†	2,303,730
28,000	Meridian Bioscience Inc.	567,000
40,000	MWI Veterinary Supply Inc.†	4,400,000
8,000	Neogen Corp.†	362,560
50,000	Nordion Inc.	322,500
13,000	NuVasive Inc.†	200,980
105,000	Opko Health Inc.†	505,050
70,000	Orthofix International NV†	2,753,100
45,000	Owens & Minor Inc.	1,282,950
343,000	Pain Therapeutics Inc.	929,530
365,000	Palomar Medical Technologies Inc.†	3,361,650
15,000	Patterson Companies Inc.	513,450
628,500	Quidel Corp.†	11,734,095
10,000	Rhoen Klinikum AG	202,152
240,002	Rochester Medical Corp.†	2,419,220
210,000	RTI Biologics Inc.†	896,700
950,000	Sorin SpA†	2,105,399
53,084	STERIS Corp.	1,843,607
2,300	Straumann Holding AG	281,638
3,000	Stryker Corp.	164,460
14,000	Syneron Medical Ltd.†	121,380
7,000	Techne Corp.	478,380
38,000	The Cooper Companies Inc.	3,514,240
46,500	United-Guardian Inc.	901,635
75,000	Vascular Solutions Inc.†	1,185,000
390,000	Wright Medical Group Inc.†	8,186,100
19,800	Young Innovations Inc.	780,318

		120,922,503

See accompanying notes to schedule of investments.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — December 31, 2012 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Home Furnishings — 0.2%
130,000	Bassett Furniture Industries Inc.	$1,621,100
42,500	Bed Bath & Beyond Inc.†	2,376,175
30,000	Blyth Inc.	466,500
34,000	La-Z-Boy Inc.	481,100

		4,944,875

	Hotels and Gaming — 3.2%
315,000	Boyd Gaming Corp.†	2,091,600
110,000	Canterbury Park Holding Corp.	1,068,100
226,037	Churchill Downs Inc.	15,020,159
137,500	Dover Downs Gaming & Entertainment Inc.	302,500
400,000	Genting Singapore plc	453,522
18,000	Home Inns & Hotels Management Inc., ADR†	520,200
87,000	Lakes Entertainment Inc.†	261,000
180,000	Las Vegas Sands Corp.	8,308,800
2,000,000	Mandarin Oriental International Ltd.	2,900,000
80,000	Morgans Hotel Group Co.†	443,200
172,000	Orient-Express Hotels Ltd., Cl. A†	2,010,680
100,000	Penn National Gaming Inc.†	4,911,000
400,040	Pinnacle Entertainment Inc.†	6,332,633
452,682	Ryman Hospitality Properties Inc.	17,410,167
2,400,000	The Hongkong & Shanghai Hotels Ltd.	3,350,342
265,807	The Marcus Corp.	3,314,613
24,000	Wynn Resorts Ltd.	2,699,760

		71,398,276

	Machinery — 1.5%
170,259	Astec Industries Inc.	5,674,732
439,000	CNH Global NV	17,687,310
17,000	Global Power Equipment Group Inc.	291,550
69,000	Kennametal Inc.	2,760,000
6,000	Nordson Corp.	378,720
133,000	Twin Disc Inc.	2,318,190
110,000	Zebra Technologies Corp., Cl. A†	4,320,800

		33,431,302

	Manufactured Housing and Recreational Vehicles — 0.4%
82,000	Cavco Industries Inc.†	4,098,360
15,000	Drew Industries Inc.	483,750
35,000	Nobility Homes Inc.†	171,500
18,000	Polaris Industries Inc.	1,514,700
202,022	Skyline Corp.†	820,209
58,000	Winnebago Industries Inc.†	993,540

		8,082,059

	Metals and Mining — 0.8%
52,003	Barrick Gold Corp.	1,820,625
230,000	Century Aluminum Co.†	2,014,800
10,000	Inmet Mining Corp.	744,043
140,000	Kinross Gold Corp.	1,360,800
200,000	Lynas Corp Ltd.†	119,422
349,000	Materion Corp.	8,997,220
85,000	Molycorp Inc.†	802,400

Shares		Market Value

52,100	Stillwater Mining Co.†	$665,838
130,000	Turquoise Hill Resources Ltd.†	989,300
15,000	Yamana Gold Inc.	258,150

		17,772,598

	Paper and Forest Products — 0.1%
30,000	Schweitzer-Mauduit International Inc.	1,170,900
108,600	Wausau Paper Corp.	940,476

		2,111,376

	Publishing — 1.2%
65,000	Belo Corp., Cl. A	498,550
72,000	Cambium Learning Group Inc.†	79,920
1,380,000	Il Sole 24 Ore SpA†	959,042
12,000	John Wiley & Sons Inc., Cl. B	464,820
1,085,000	Journal Communications Inc., Cl. A†	5,869,850
1,615,000	Media General Inc., Cl. A†(a)	6,944,500
30,000	Meredith Corp.	1,033,500
260,000	News Corp., Cl. A	6,640,400
410,000	The E.W. Scripps Co., Cl. A†	4,432,100

		26,922,682

	Real Estate — 1.7%
21,320	Capital Properties Inc., Cl. A	152,864
15,000	Capital Properties Inc., Cl. B(b)	107,550
130,000	Cohen & Steers Inc.	3,961,100
200,600	Griffin Land & Nurseries Inc.	5,416,200
9,000	Gyrodyne Co. of America Inc.	648,540
105,000	Morguard Corp.	12,097,115
42,000	Tejon Ranch Co.†	1,179,360
595,000	The St. Joe Co.†	13,732,600

		37,295,329

	Retail — 6.1%
270,000	Aaron’s Inc.†	7,635,600
206,000	AutoNation Inc.†	8,178,200
56,000	Barnes & Noble Inc.†	845,040
18,000	Best Buy Co. Inc.	213,300
140,000	Big 5 Sporting Goods Corp.	1,834,000
23,100	Biglari Holdings Inc.†	9,009,462
357,000	Casey’s General Stores Inc.	18,956,700
100,000	Coldwater Creek Inc.†	481,000
82,000	Copart Inc.†	2,419,000
1,000	Cracker Barrel Old Country Store Inc.	64,260
2,500	Dunkin’ Brands Group Inc.	82,950
110,000	HSN Inc.	6,058,800
662,551	Ingles Markets Inc., Cl. A(a)	11,435,630
30,000	J.C. Penney Co. Inc.	591,300
388,500	Krispy Kreme Doughnuts Inc.†	3,644,130
180,000	Macy’s Inc.	7,023,600
58,000	Movado Group Inc.	1,779,440
155,000	Nathan’s Famous Inc.†	5,223,500
500,000	Pier 1 Imports Inc.	10,000,000
45,000	Regis Corp.	761,400
300,000	Rush Enterprises Inc., Cl. B†	5,193,000

See accompanying notes to schedule of investments.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — December 31, 2012 (Unaudited)

Shares			Market Value

		COMMON STOCKS (Continued)
		Retail (Continued)
333,000		The Bon-Ton Stores Inc.	$4,035,960
380,000		The Cheesecake Factory Inc.	12,433,600
165,000		The Wendy’s Co.	775,500
156,000		Tractor Supply Co.	13,784,160
36,000		Village Super Market Inc., Cl. A	1,182,960
55,000		Weis Markets Inc.	2,154,350

			135,796,842

		Specialty Chemicals — 4.5%
52,000		A. Schulman Inc.	1,504,360
22,000		Airgas Inc.	2,008,380
80,000		Albemarle Corp.	4,969,600
69,000		Ashland Inc.	5,548,290
335,000		Chemtura Corp.†	7,122,100
12,000		Cytec Industries Inc.	825,960
2,250,290		Ferro Corp.†	9,406,212
320,000		H.B. Fuller Co.	11,142,400
21,000		Hawkins Inc.	811,440
1,380,000		Huntsman Corp.	21,942,000
80,000		Material Sciences Corp.†	722,400
28,800		NewMarket Corp.	7,551,360
312,000		OMNOVA Solutions Inc.†	2,187,120
64,000		Penford Corp.†	472,320
13,000		Quaker Chemical Corp.	700,180
100,000		Rockwood Holdings Inc.	4,946,000
255,000		Sensient Technologies Corp.	9,067,800
600,000		Zep Inc.	8,664,000

			99,591,922

		Telecommunications — 1.9%
53,000		Atlantic Tele-Network Inc.	1,945,630
1,850,000		Cincinnati Bell Inc.†	10,138,000
6,795		Community Service Communications Inc.	5,776
110,000		HickoryTech Corp.	1,070,300
6,000		IDT Corp., Cl. B	57,240
50,000		Ixia†	849,000
35,000		Loral Space & Communications Inc.	1,913,100
129,000		New ULM Telecom Inc.	774,000
2,000		Primus Telecommunications Group Inc.	21,740
115,000		Rogers Communications Inc., Cl. B	5,234,800
110,000		Shenandoah Telecommunications Co.	1,684,100
1,500,000		Sprint Nextel Corp.†	8,505,000
37,584		Verizon Communications Inc.	1,626,260
815,000		VimpelCom Ltd., ADR	8,549,350
53,000		Winstar Communications Inc.†(b)	53

			42,374,349

		Transportation — 1.0%
474,000		GATX Corp.	20,524,200
2,000	(c)	Irish Continental Group plc	50,818
200		Navigator Holdings Ltd.†(b)	7,000

Shares		Market Value

133,000	Providence and Worcester Railroad Co.	$1,850,030

		22,432,048

	Wireless Communications — 0.1%
2,000,000	Cable & Wireless Communications plc	1,148,492
25,000	Millicom International Cellular SA, SDR	2,162,414

		3,310,906

	TOTAL COMMON STOCKS	2,175,838,467

	PREFERRED STOCKS — 0.1%
	Automotive: Parts and Accessories — 0.1%
48,000	Jungheinrich AG Pfd.	1,866,526

	RIGHTS — 0.1%
	Health Care — 0.1%
880,000	Sanofi, CVR, expire 12/31/20†	1,500,400

	WARRANTS — 0.0%
	Automotive: Parts and Accessories — 0.0%
4,531	Federal-Mogul Corp., expire 12/27/14†	104

	Business Services — 0.0%
120,000	Tiger Media Inc., expire 02/19/13†	720
2,000,000	Trans-Lux, Ser. A, expire 02/12/13†(a)(d)(e)	88,384

		89,104

	TOTAL WARRANTS	89,208

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 0.0%
	Hotels and Gaming — 0.0%
$400,000	Ryman Hospitality Properties Inc., Cv., 3.750%, 10/01/14(d)	698,500

	CORPORATE BONDS — 0.0%
	Computer Software and Services — 0.0%
300,000	Exodus Communications Inc., Sub. Deb., 5.250%, 02/15/12†(b)	1,185

	U.S. GOVERNMENT OBLIGATIONS — 1.5%
33,079,000	U.S. Treasury Bills, 0.070% to 0.105%††, 03/28/13 to 06/20/13	33,064,033

	TOTAL INVESTMENTS — 100.0% (Cost $1,393,401,642)	$2,213,058,319

See accompanying notes to schedule of investments.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — December 31, 2012 (Unaudited)

Market Value

Aggregate tax cost	$1,401,823,804

Gross unrealized appreciation	$921,181,946
Gross unrealized depreciation	(109,947,431)

Net unrealized appreciation/depreciation	$811,234,515

(a)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.

(b)

Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2012, the market value of fair valued securities amounted to $150,178 or 0.01% of total investments.

(c)	Denoted in units.

(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the market value of Rule 144A securities amounted to $786,884 or 0.04% of total investments.

(e)	Illiquid security.

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right
SDR	Swedish Depositary Receipt

See accompanying notes to schedule of investments.

The Gabelli Small Cap Growth Fund

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

The Gabelli Small Cap Growth Fund

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$20,843,761	—	$ 12	$ 20,843,773
Cable	36,440,099	—	0	36,440,099
Consumer Products	33,162,981	$ 262	—	33,163,243
Equipment and Supplies	218,195,271	—	2,220	218,197,491
Financial Services	113,102,658	—	658	113,103,316
Real Estate	37,187,779	107,550	—	37,295,329
Telecommunications	42,374,296	—	53	42,374,349
Other Industries (a)	1,674,420,867	—	—	1,674,420,867

Total Common Stocks	2,175,727,712	107,812	2,943	2,175,838,467

Preferred Stocks (a)	1,866,526	—	—	1,866,526
Rights (a)	1,500,400	—	—	1,500,400
Warrants (a)	824	88,384	—	89,208
Convertible Corporate Bonds (a)	—	698,500	—	698,500
Corporate Bonds (a)	—	1,185	—	1,185
U.S. Government Obligations	—	33,064,033	—	33,064,033

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$2,179,095,462	$33,959,914	$2,943	$2,213,058,319

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the period ended December 31, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation.  Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of

The Gabelli Small Cap Growth Fund

Notes to Schedule of Investments (Unaudited) (Continued)

valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on investments on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At December 31, 2012, the Fund held no investments in futures contracts.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is

The Gabelli Small Cap Growth Fund

Notes to Schedule of Investments (Unaudited) (Continued)

closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. At December 31, 2012, the Fund held no investments in forward foreign exchange contracts.

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of December 31, 2012, refer to the Schedule of Investments.

The Gabelli Small Cap Growth Fund

Notes to Schedule of Investments (Unaudited) (Continued)

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. ©2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

—	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

—

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

Gabelli Equity Series Funds, Inc.

THE GABELLI SMALL CAP GROWTH FUND

One Corporate Center

Rye, New York 10580-1422

t   800-GABELLI    (800-422-3554)

f   914-921-5118

e  info@gabelli.com

    GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS	Anthonie C. van Ekris

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice

President and Chief

Financial Officer,

KeySpan Corp.

John D. Gabelli

Senior Vice President,

Gabelli & Company, Inc.

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President, Secretary, and

Acting Chief Compliance

Officer

Agnes Mullady

Treasurer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Overall Morningstar RatingTM

Morningstar® rated The Gabelli Small Cap Growth Fund Class AAA Shares 5 stars overall, 4 stars for the three year period, and 5 stars for the five and ten year periods ended December 31, 2012 among 607, 607, 527, and 330 Small Blend funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

GAB443Q412QR

The Gabelli Equity Income Fund First Quarter Report — December 31, 2012	Mario J. Gabelli, CFA Portfolio Manager

Morningstar ®   rated The Gabelli Equity Income Fund Class AAA Shares 4 stars overall,

4 stars for the three and five year periods, and 5 stars for the ten year period ended

December 31, 2012 among 1,506, 1,506, 1,324, and 836 Large Blend funds,

respectively. Morningstar RatingTM is based on risk-adjusted returns.

To Our Shareholders,

For the quarter ended December 31, 2012, the net asset value (“NAV”) per Class AAA Share of The Gabelli Equity Income Fund increased 1.4% compared with a decrease of 0.4% for the Standard & Poor’s (“S&P”) 500 Index.

Enclosed is the schedule of investments as of December 31, 2012.

Comparative Results

	Average Annual Returns through December 31, 2012 (a)(b) (Unaudited)				Since Inception (01/02/92)
	Quarter	1 Year	5 Year	10 Year
Class AAA (GABEX)	1.38%	13.08%	2.48%	8.51%	9.84%
S&P 500 Index	(0.38)	16.00	1.66	7.10	8.19(e)
Nasdaq Composite Index	(2.48)	17.60	3.77	9.43	8.11
Lipper Equity Income Fund Average	0.66	13.70	1.27	6.93	7.66
Class A (GCAEX)	1.39	13.07	2.49	8.50	9.84
With sales charge (c)	(4.44)	6.57	1.28	7.86	9.53
Class C (GCCEX)	1.20	12.24	1.71	7.79	9.49
With contingent deferred sales charge (d)	0.20	11.24	1.71	7.79	9.49
Class I (GCIEX)	1.45	13.37	2.75	8.65	9.91

In the current prospectus dated January 28, 2013, the expense ratios for Class AAA, A, C, and I Shares are 1.40%, 1.40%, 2.15%, and 1.15%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003 and Class I Shares on January 11, 2008. The actual performance for the Class A Shares and Class C Shares would have been lower and Class I Shares would have been higher due to differences in expenses associated with these classes of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Nasdaq Composite Index is an unmanaged indicator of stock market performance. The Lipper Equity Income Fund Average includes the 30 largest equity funds in this category tracked by Lipper, Inc. Dividends are considered reinvested, except for the NASDAQ Composite Index. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends September 30.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(d)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(e)	S&P 500 Index since inception performance is as of December 31, 1991.

The Gabelli Equity Income Fund

Schedule of Investments — December 31, 2012 (Unaudited)

Shares		Market Value

	COMMON STOCKS — 99.4%
	Aerospace — 3.8%
100,000	Exelis Inc.	$1,127,000
2,000	Lockheed Martin Corp.	184,580
10,000	Raytheon Co.	575,600
320,000	Rockwell Automation Inc.	26,876,800
2,000	Rockwell Collins Inc.	116,340
1,625,000	Rolls-Royce Holdings plc	23,058,166
407,000	The Boeing Co.	30,671,520

		82,610,006

	Agriculture — 0.8%
99,000	Archer Daniels Midland Co.	2,711,610
150,000	Monsanto Co.	14,197,500
12,000	The Mosaic Co.	679,560

		17,588,670

	Automotive — 1.3%
1,060,000	Ford Motor Co.	13,727,000
140,000	General Motors Co.†	4,036,200
461,000	Navistar International Corp.†	10,035,970
31,000	PACCAR Inc.	1,401,510

		29,200,680

	Automotive: Parts and Accessories — 2.4%
26,000	BorgWarner Inc.†	1,862,120
70,000	Dana Holding Corp.	1,092,700
30,000	Federal-Mogul Corp.†	240,600
530,000	Genuine Parts Co.	33,697,400
6,000	Johnson Controls Inc.	184,200
70,000	Modine Manufacturing Co.†	569,100
135,000	O’Reilly Automotive Inc.†	12,071,700
51,000	Tenneco Inc.†	1,790,610
155,000	The Pep Boys - Manny, Moe & Jack	1,523,650

		53,032,080

	Aviation: Parts and Services — 0.3%
65,000	Curtiss-Wright Corp.	2,133,950
78,000	GenCorp Inc.†	713,700
4,500	Precision Castparts Corp.	852,390
21,000	United Technologies Corp.	1,722,210

		5,422,250

	Broadcasting — 0.8%
300,000	CBS Corp., Cl. A, Voting	11,394,000
148,000	CBS Corp., Cl. B, Non-Voting	5,631,400
132	Granite Broadcasting Corp.†(a)	1

		17,025,401

	Building and Construction — 0.3%
245,000	Fortune Brands Home & Security Inc.†	7,158,900

	Business Services — 0.6%
37,000	Automatic Data Processing Inc.	2,109,370
191,000	Diebold Inc.	5,846,510

Shares		Market Value

4,000	Landauer Inc.	$244,840
10,500	MasterCard Inc., Cl. A	5,158,440
6,146	MSC Industrial Direct Co. Inc., Cl. A	463,285

		13,822,445

	Cable and Satellite — 0.7%
46,200	AMC Networks Inc., Cl. A†	2,286,900
140,000	Cablevision Systems Corp., Cl. A	2,091,600
195,000	DISH Network Corp., Cl. A	7,098,000
16,000	EchoStar Corp., Cl. A†	547,520
58,000	Scripps Networks Interactive Inc., Cl. A	3,359,360

		15,383,380

	Communications Equipment — 0.5%
15,000	Cisco Systems Inc.	294,750
870,000	Corning Inc.	10,979,400

		11,274,150

	Computer Hardware — 1.9%
285,000	Hewlett-Packard Co.	4,061,250
191,000	International Business Machines Corp.	36,586,050

		40,647,300

	Computer Software and Services — 1.6%
25,000	eBay Inc.†	1,275,500
370,000	EMC Corp.†	9,361,000
122,000	Fidelity National Information Services Inc.	4,246,820
500,000	Microsoft Corp.	13,365,000
320,000	Yahoo! Inc.†	6,368,000

		34,616,320

	Consumer Products — 4.4%
45,000	Altria Group Inc.	1,413,900
290,000	Avon Products Inc.	4,164,400
16,000	Compagnie Financiere Richemont SA, Cl. A	1,249,002
79,000	Energizer Holdings Inc.	6,318,420
5,000	Hanesbrands Inc.†	179,100
187,000	Harman International Industries Inc.	8,347,680
2,500	National Presto Industries Inc.	172,750
50,000	Philip Morris International Inc.	4,182,000
105,000	Reckitt Benckiser Group plc	6,616,336
25,500	Svenska Cellulosa AB, Cl. A	553,278
1,250,000	Swedish Match AB	41,941,213
14,000	The Clorox Co.	1,025,080
230,000	The Procter & Gamble Co.	15,614,700
81,000	Unilever NV - NY Shares	3,102,300

		94,880,159

	Consumer Services — 0.4%
100,000	Rollins Inc.	2,204,000
127,500	The ADT Corp.	5,927,475

		8,131,475

	Diversified Industrial — 4.1%
5,000	3M Co.	464,250

See accompanying notes to schedule of investments.

2

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — December 31, 2012 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Diversified Industrial (Continued)
4,000	Acuity Brands Inc.	$270,920
5,000	Alstom SA	198,885
105,000	Crane Co.	4,859,400
115,001	Eaton Corp. plc	6,233,027
1,550,000	General Electric Co.	32,534,500
257,000	Honeywell International Inc.	16,311,790
50,000	ITT Corp.	1,173,000
30,000	Jardine Matheson Holdings Ltd.	1,860,000
171,000	Jardine Strategic Holdings Ltd.	6,073,920
410,000	National Patent Development Corp.†	1,066,000
57,000	Pentair Ltd.	2,801,573
120,000	Textron Inc.	2,974,800
40,000	Toray Industries Inc.	243,320
50,000	Trinity Industries Inc.	1,791,000
305,000	Tyco International Ltd.	8,921,250

		87,777,635

	Electronics — 1.8%
10,000	DIRECTV†	501,600
217,000	Emerson Electric Co.	11,492,320
460,000	Intel Corp.	9,489,800
188,000	LSI Corp.†	1,331,040
125,000	TE Connectivity Ltd.	4,640,000
320,000	Texas Instruments Inc.	9,900,800
10,000	Thermo Fisher Scientific Inc.	637,800

		37,993,360

	Energy and Utilities: Electric — 1.0%
60,000	American Electric Power Co. Inc.	2,560,800
12,000	DTE Energy Co.	720,600
90,000	El Paso Electric Co.	2,871,900
1,200,000	GenOn Energy Inc., Escrow†(a)	0
110,000	Great Plains Energy Inc.	2,234,100
100,000	Korea Electric Power Corp., ADR†	1,397,000
195,000	Northeast Utilities	7,620,600
250,000	The AES Corp.	2,675,000
13,333	UIL Holdings Corp.	477,455

		20,557,455

	Energy and Utilities: Integrated — 3.3%
421,000	BP plc, ADR	17,530,440
45,000	CH Energy Group Inc.	2,934,900
175,000	CONSOL Energy Inc.	5,617,500
110,000	Dominion Resources Inc.	5,698,000
110,001	Duke Energy Corp.	7,018,035
29,000	Eni SpA	702,033
20,000	Exelon Corp.	594,800
50,350	FirstEnergy Corp.	2,102,616
118,000	Hess Corp.	6,249,280
13,069	Iberdrola SA, ADR	278,631
25,000	Integrys Energy Group Inc.	1,305,500

Shares			Market Value

120,000		NextEra Energy Inc.	$8,302,800
72,000		OGE Energy Corp.	4,054,320
125,000		PNM Resources Inc.	2,563,750
7,200		Public Service Enterprise Group Inc.	220,320
30,000		Suncor Energy Inc., New York	989,400
20,000		Suncor Energy Inc., Toronto	657,686
50,000		TECO Energy Inc.	838,000
135,000		Westar Energy Inc.	3,863,700

			71,521,711

		Energy and Utilities: Merchant Energy — 0.0%
17,632		NRG Energy Inc.	405,360

		Energy and Utilities: Natural Gas — 2.0%
10,000		AGL Resources Inc.	399,700
12,000		Atmos Energy Corp.	421,440
300,000		Kinder Morgan Inc.	10,599,017
310,000		National Fuel Gas Co.	15,713,900
146,000		ONEOK Inc.	6,241,500
24,000		Piedmont Natural Gas Co. Inc.	751,440
80,000		Southwest Gas Corp.	3,392,800
200,000		Spectra Energy Corp.	5,476,000

			42,995,797

		Energy and Utilities: Oil — 4.6%
188,000		Anadarko Petroleum Corp.	13,970,280
45,000		Canadian Oil Sands Ltd.	912,486
5,000	(b)	Canadian Oil Sands Trust†	101,387
189,000		Chevron Corp.	20,438,460
180,000		ConocoPhillips	10,438,200
22,000		Denbury Resources Inc.†	356,400
50,000		Devon Energy Corp.	2,602,000
151,000		Exxon Mobil Corp.	13,069,050
40,000		Marathon Oil Corp.	1,226,400
20,000		Marathon Petroleum Corp.	1,260,000
30,000		Nexen Inc.	801,347
1,800		Niko Resources Ltd.	19,272
100,000		Occidental Petroleum Corp.	7,661,000
4,000		PetroChina Co. Ltd., ADR	575,120
75,000		Petroleo Brasileiro SA, ADR	1,460,250
90,000		Phillips 66	4,779,000
36,000		Repsol SA, ADR	752,400
120,000		Royal Dutch Shell plc, Cl. A, ADR	8,274,000
35,000		Statoil ASA	875,354
80,000		Statoil ASA, ADR	2,003,200
315,000		Talisman Energy Inc.	3,568,950
17,518		Total SA, ADR	911,111
80,000		Transocean Ltd.†	3,572,000
40,000		WesternZagros Resources Ltd.†	43,832

			99,671,499

		Energy and Utilities: Services — 1.6%
30,000		ABB Ltd., ADR	623,700
52,000		Cameron International Corp.†	2,935,920

See accompanying notes to schedule of investments.

3

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — December 31, 2012 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Energy and Utilities: Services (Continued)
38,178	GDF Suez, Strips†	$50
350,000	Halliburton Co.	12,141,500
94,000	Oceaneering International Inc.	5,056,260
40,000	Schlumberger Ltd.	2,771,600
1,000,000	Weatherford International Ltd.†	11,190,000

		34,719,030

	Energy and Utilities: Water — 0.0%
36,000	Aqua America Inc.	915,120

	Entertainment — 1.5%
130,000	Grupo Televisa SAB, ADR	3,455,400
36,000	The Madison Square Garden Co., Cl. A†	1,596,600
117,000	Time Warner Inc.	5,596,110
306,400	Viacom Inc., Cl. A	16,628,328
238,000	Vivendi SA	5,324,842

		32,601,280

	Environmental Services — 0.2%
150,000	Waste Management Inc.	5,061,000

	Equipment and Supplies — 1.2%
18,000	A.O. Smith Corp.	1,135,260
28,000	Danaher Corp.	1,565,200
85,000	Flowserve Corp.	12,478,000
13,000	Graco Inc.	669,370
12,000	Ingersoll-Rand plc	575,520
12,000	Minerals Technologies Inc.	479,040
85,000	Mueller Industries Inc.	4,252,550
16,000	Parker Hannifin Corp.	1,360,960
90,000	Tenaris SA, ADR	3,772,800

		26,288,700

	Financial Services — 13.3%
6,579	Alleghany Corp.†	2,206,728
356,000	AllianceBernstein Holding LP	6,205,080
383,000	American Express Co.	22,014,840
450,000	American International Group Inc.†	15,885,000
24,990	Argo Group International Holdings Ltd.	839,414
110,000	Banco Popular Espanol SA†	85,084
5,195	Banco Santander Chile, ADR	148,006
160,000	Banco Santander SA, ADR	1,307,200
320,000	Bank of America Corp.	3,712,000
12,156	BNP Paribas SA	683,294
400,000	Citigroup Inc.	15,824,000
35,000	Deutsche Bank AG	1,550,150
88,000	Discover Financial Services	3,392,400
78,000	Dundee Corp., Cl. A†	2,403,438
35,000	Eaton Vance Corp.	1,114,750
218,000	Energy Transfer Equity LP	9,914,640
125,000	Federated Investors Inc., Cl. B	2,528,750
33,064	Fidelity Southern Corp.†	315,761

Shares		Market Value

260,000	H&R Block Inc.	$4,828,200
60,000	Hudson City Bancorp Inc.	487,800
20,000	Interactive Brokers Group Inc., Cl. A	273,600
235,000	Janus Capital Group Inc.	2,002,200
280,000	JPMorgan Chase & Co.	12,311,600
82,759	Julius Baer Group Ltd.	2,925,257
40,000	Kemper Corp.	1,180,000
69,100	Kinnevik Investment AB, Cl. A	1,486,524
18,000	Kinnevik Investment AB, Cl. B	375,603
473,000	Legg Mason Inc.	12,165,560
35,000	Leucadia National Corp.	832,650
180,000	Loews Corp.	7,335,000
161,000	M&T Bank Corp.	15,853,670
365,000	Marsh & McLennan Companies Inc.	12,581,550
343,500	Morgan Stanley	6,567,720
220,000	Northern Trust Corp.	11,035,200
50,000	NYSE Euronext	1,577,000
28,000	Och-Ziff Capital Management Group LLC, Cl. A	266,000
40,000	Oritani Financial Corp.	612,800
90,000	PNC Financial Services Group Inc.	5,247,900
45,000	Popular Inc.†	935,550
500	Raiffeisen Bank International AG	20,760
48,000	Royal Bank of Canada	2,894,400
400,000	SLM Corp.	6,852,000
170,000	State Street Corp.	7,991,700
230,000	Sterling Bancorp	2,095,300
12,000	SunTrust Banks Inc.	340,200
50,000	T. Rowe Price Group Inc.	3,256,500
150,000	TD Ameritrade Holding Corp.	2,521,500
1,020,000	The Bank of New York Mellon Corp.	26,214,000
10,000	The Charles Schwab Corp.	143,600
2,000	The Dun & Bradstreet Corp.	157,300
16,200	The Goldman Sachs Group Inc.	2,066,472
27,000	The Travelers Companies Inc.	1,939,140
166,000	Waddell & Reed Financial Inc., Cl. A	5,780,120
915,000	Wells Fargo & Co.	31,274,700
90,000	WR Berkley Corp.	3,396,600

		287,956,211

	Food and Beverage — 13.5%
30,000	Anheuser-Busch InBev NV	2,603,221
267,000	Beam Inc.	16,311,030
194,393	Brown-Forman Corp., Cl. A	12,015,400
20,250	Brown-Forman Corp., Cl. B	1,280,812
223,791	Campbell Soup Co.	7,808,068
40,000	Coca-Cola Amatil Ltd., ADR	1,123,200
20,000	Coca-Cola Enterprises Inc.	634,600
15,000	Coca-Cola Femsa SAB de CV, ADR	2,235,600
135,000	Constellation Brands Inc., Cl. A†	4,777,650
136,389	Danone SA	8,984,283
460,000	Davide Campari - Milano SpA	3,521,647
1,130,000	DE Master Blenders 1753 NV†	13,004,844

See accompanying notes to schedule of investments.

4

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — December 31, 2012 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
265,000	Dean Foods Co.†	$4,375,150
1,000	Diageo plc	29,029
93,000	Diageo plc, ADR	10,841,940
103,000	Dr Pepper Snapple Group Inc.	4,550,540
137,000	Fomento Economico Mexicano SAB de CV, ADR	13,795,900
275,000	General Mills Inc.	11,112,750
3,150,000	Grupo Bimbo SAB de CV, Cl. A	8,156,278
23,000	H.J. Heinz Co.	1,326,640
140,000	Heineken NV	9,326,558
15,000	Heineken NV, ADR	503,550
240,004	Hillshire Brands Co.	6,753,718
245,000	ITO EN Ltd.	4,496,451
38,000	Kellogg Co.	2,122,300
320,000	Kraft Foods Group Inc.	14,550,400
24,000	McCormick & Co. Inc., Non-Voting	1,524,720
1,020,000	Mondelez International Inc., Cl. A	25,979,400
102,000	Nestlé SA	6,646,477
50,000	Nestlé SA, ADR	3,258,500
130,000	NISSIN FOODS HOLDINGS CO. LTD.	4,914,296
4,200,000	Parmalat SpA	9,757,128
120,053	PepsiCo Inc.	8,215,227
43,500	Pernod-Ricard SA	5,020,644
10,000	Post Holdings Inc.†	342,500
45,000	Ralcorp Holdings Inc.†	4,034,250
52,700	Remy Cointreau SA	5,754,846
20,000	SABMiller plc	917,819
190,000	Sapporo Holdings Ltd.	611,877
1,053,000	The Coca-Cola Co.	38,171,250
3,000	The Hershey Co.	216,660
87,043	Tootsie Roll Industries Inc.	2,256,163
92,000	Tyson Foods Inc., Cl. A	1,784,800
165,000	Yakult Honsha Co. Ltd.	7,189,646

		292,837,762

	Health Care — 12.2%
84,000	Abbott Laboratories	5,502,000
34,000	Aetna Inc.	1,574,200
160,000	Baxter International Inc.	10,665,600
159,000	Becton, Dickinson and Co.	12,432,210
20,000	Bio-Rad Laboratories Inc., Cl. A†	2,101,000
785,000	Boston Scientific Corp.†	4,498,050
650,000	Bristol-Myers Squibb Co.	21,183,500
24,000	Coventry Health Care Inc.	1,075,920
295,000	Covidien plc	17,033,300
449,000	Eli Lilly & Co.	22,144,680
11,000	Express Scripts Holding Co.†	594,000
14,076	GlaxoSmithKline plc, ADR	611,884
22,000	Henry Schein Inc.†	1,770,120
158,000	Hospira Inc.†	4,935,920
345,000	Johnson & Johnson	24,184,500

Shares		Market Value

22,500	Laboratory Corp. of America Holdings†	$1,948,950
117,000	Mead Johnson Nutrition Co.	7,709,130
30,000	Medtronic Inc.	1,230,600
510,000	Merck & Co. Inc.	20,879,400
279,000	Novartis AG, ADR	17,660,700
200,000	Patterson Companies Inc.	6,846,000
1,310,000	Pfizer Inc.	32,854,800
68,000	Roche Holding AG, ADR	3,434,000
40,000	Roche Holding AG, Genusschein	8,046,794
51,000	St. Jude Medical Inc.	1,843,140
250,000	Tenet Healthcare Corp.†	8,117,500
240,000	UnitedHealth Group Inc.	13,017,600
45,000	Watson Pharmaceuticals Inc.†	3,870,000
18,000	William Demant Holding A/S†	1,541,001
60,000	Wright Medical Group Inc.†	1,259,400
54,000	Zimmer Holdings Inc.	3,599,640

		264,165,539

	Hotels and Gaming — 1.3%
120,000	International Game Technology	1,700,400
2,004,352	Ladbrokes plc	6,456,620
229,000	Las Vegas Sands Corp.	10,570,640
90,000	MGM Resorts International†	1,047,600
27,161	Ryman Hospitality Properties Inc.	1,044,605
80,000	Starwood Hotels & Resorts Worldwide Inc.	4,588,800
15,000	Wynn Resorts Ltd.	1,687,350

		27,096,015

	Machinery — 1.4%
6,000	Caterpillar Inc.	537,480
318,000	Deere & Co.	27,481,560
115,000	Xylem Inc.	3,116,500

		31,135,540

	Metals and Mining — 1.7%
790,000	Alcoa Inc.	6,857,200
10,000	Carpenter Technology Corp.	516,300
305,000	Freeport-McMoRan Copper & Gold Inc.	10,431,000
340,000	Newmont Mining Corp.	15,789,600
100,000	Peabody Energy Corp.	2,661,000
2,000	Royal Gold Inc.	162,620
6,615	Teck Resources Ltd., Cl. B	240,406

		36,658,126

	Paper and Forest Products — 0.2%
100,000	International Paper Co.	3,984,000

	Publishing — 0.1%
6,016	News Corp., Cl. B	157,860
30,000	The McGraw-Hill Companies Inc.	1,640,100
1,000	The Washington Post Co., Cl. B	365,210
2,700	Value Line Inc.	24,219

		2,187,389

See accompanying notes to schedule of investments.

5

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — December 31, 2012 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Real Estate — 0.0%
10,000	Griffin Land & Nurseries Inc.	$270,000

	Real Estate Investment Trusts — 0.7%
65,000	Plum Creek Timber Co. Inc.	2,884,050
9,000	Rayonier Inc.	466,470
460,000	Weyerhaeuser Co.	12,797,200

		16,147,720

	Retail — 7.0%
40,266	Copart Inc.†	1,187,847
220,000	Costco Wholesale Corp.	21,729,400
575,000	CVS Caremark Corp.	27,801,250
113,800	Ingles Markets Inc., Cl. A	1,964,188
200,000	J.C. Penney Co. Inc.	3,942,000
500,000	Macy’s Inc.	19,510,000
200,000	Safeway Inc.	3,618,000
214	Sears Canada Inc.	2,156
500	Sears Holdings Corp.†	20,680
109	Sears Hometown and Outlet Stores Inc.†	3,549
35,000	Seven & i Holdings Co. Ltd.	984,533
170,000	SUPERVALU Inc.	419,900
510,000	The Home Depot Inc.	31,543,500
89,000	Tractor Supply Co.	7,864,040
125,000	Walgreen Co.	4,626,250
234,000	Wal-Mart Stores Inc.	15,965,820
10,000	Weis Markets Inc.	391,700
100,000	Whole Foods Market Inc.	9,133,000

		150,707,813

	Specialty Chemicals — 2.0%
7,000	Airgas Inc.	639,030
44,000	Albemarle Corp.	2,733,280
43,500	Ashland Inc.	3,497,835
152,000	E. I. du Pont de Nemours and Co.	6,835,440
250,000	Ferro Corp.†	1,045,000
8,000	FMC Corp.	468,160
50,000	H.B. Fuller Co.	1,741,000
50,000	Huntsman Corp.	795,000
229,000	International Flavors & Fragrances Inc.	15,237,660
3,500	NewMarket Corp.	917,700
5,000	Quaker Chemical Corp.	269,300
3,000	Rockwood Holdings Inc.	148,380
40,000	Sensient Technologies Corp.	1,422,400
200,000	The Dow Chemical Co.	6,464,000
4,000	Zep Inc.	57,760

		42,271,945

	Telecommunications — 3.9%
395,000	AT&T Inc.	13,315,450
520,000	BCE Inc.	22,328,800
48,000	Belgacom SA	1,406,864
4,495	Bell Aliant Inc.(c)	119,041

Shares		Market Value

50,000	BT Group plc, Cl. A	$187,706
16,000	BT Group plc, ADR	608,480
570,000	Cincinnati Bell Inc.†	3,123,600
460,000	Deutsche Telekom AG, ADR	5,226,520
26,000	France Telecom SA, ADR	287,300
40,500	Loral Space & Communications Inc.	2,213,730
1,600,000	Sprint Nextel Corp.†	9,072,000
28,310	Telefonica SA, ADR	381,902
360,000	Telekom Austria AG	2,727,561
400,043	Telephone & Data Systems Inc.	8,856,945
12,000	TELUS Corp.	785,362
15,000	TELUS Corp., Non-Voting, Cl. A	977,100
295,000	Verizon Communications Inc.	12,764,650

		84,383,011

	Transportation — 0.3%
171,000	GATX Corp.	7,404,300

	Wireless Communications — 0.7%
1,000,000	Cable & Wireless Communications plc	574,246
3,000	Millicom International Cellular SA	256,800
36,000	Millicom International Cellular SA, SDR	3,113,876
2,400	NTT DoCoMo Inc.	3,435,101
80,000	Turkcell Iletisim Hizmetleri A/S, ADR†	1,291,200
31,000	United States Cellular Corp.†	1,092,440
230,000	Vodafone Group plc, ADR	5,793,700

		15,557,363

	TOTAL COMMON STOCKS	2,154,063,897

	PREFERRED STOCKS — 0.1%
	Communications Equipment — 0.0%
1,100	Lucent Technologies Capital Trust I, 7.750% Cv. Pfd.	912,637

	Telecommunications — 0.1%
32,635	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	1,421,254

	TOTAL PREFERRED STOCKS	2,333,891

	RIGHTS — 0.0%
	Health Care — 0.0%
370,000	Sanofi, CVR, expire 12/31/20†	630,850

	WARRANTS — 0.1%
	Energy and Utilities: Natural Gas — 0.1%
480,001	Kinder Morgan Inc., expire 05/25/17†	1,814,402

Principal Amount		Market Value

	CORPORATE BONDS — 0.4%
	Computer Hardware — 0.1%
$2,000,000	SanDisk Corp., Cv., 1.000%, 05/15/13	$1,985,000

See accompanying notes to schedule of investments.

6

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — December 31, 2012 (Unaudited)

Principal Amount		Market Value

	CORPORATE BONDS (Continued)
	Diversified Industrial — 0.3%
6,500,000	Griffon Corp., Sub. Deb. Cv., 4.000%, 01/15/17(c)	$6,930,625

	Energy and Utilities: Electric — 0.0%
100,000	Texas Competitive Electric Holdings Co. LLC, Ser. B, 10.250%, 11/01/15	28,750

	TOTAL CORPORATE BONDS	8,944,375

	TOTAL INVESTMENTS — 100.0% (Cost $1,635,002,118)	$2,167,787,415

	Aggregate tax cost	$1,644,218,949

	Gross unrealized appreciation	$602,843,552
	Gross unrealized depreciation	(79,275,086)

	Net unrealized appreciation/depreciation	$523,568,466

(a)

Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2012, the market value of fair valued securities amounted to $1 or 0.00% of total investments.

(b)	Denoted in units.

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the market value of Rule 144A securities amounted to $7,049,666 or 0.33% of total investments.

†	Non-income producing security.

ADR	American Depositary Receipt

Cv.	Convertible

CVR	Contingent Value Right

SDR	Swedish Depositary Receipt

Strips	Regular income payment portion of the security traded separately from the principal portion of the security.

See accompanying notes to schedule of investments.

7

The Gabelli Equity Income Fund

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

8

The Gabelli Equity Income Fund

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$ 17,025,400	—	$ 1	$ 17,025,401
Energy and Utilities: Electric	20,557,455	—	0	20,557,455
Other Industries (a)	2,116,481,041	—	—	2,116,481,041

Total Common Stocks	2,154,063,896	—	1	2,154,063,897

Preferred Stocks (a)	2,333,891	—	—	2,333,891
Rights (a)	630,850	—	—	630,850
Warrants (a)	1,814,402	—	—	1,814,402
Corporate Bonds (a)	—	$8,944,375	—	8,944,375

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$2,158,843,039	$8,944,375	$ 1	$2,167,787,415

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the period ended December 31, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation.  Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

9

The Gabelli Equity Income Fund

Notes to Schedule of Investments (Unaudited) (Continued)

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. At December 31, 2012, the Fund held no investments in equity contract for difference swap agreements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually

10

The Gabelli Equity Income Fund

Notes to Schedule of Investments (Unaudited) (Continued)

received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities.  The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of December 31, 2012, refer to the Schedule of Investments.

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

At September 30, 2012, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Capital Loss Carryforward Available through 2018	$63,699,245
Capital Loss Carryforward Available through 2019	8,243,283

Total Capital Loss Carryforwards	$71,942,528

11

The Gabelli Equity Income Fund

Notes to Schedule of Investments (Unaudited) (Continued)

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. ©2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

12

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

—	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.
—

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI/GAMCO FAMILY OF FUNDS

VALUE
Gabelli Asset Fund

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital.

(Multiclass)	Team Managed

Gabelli Dividend Growth Fund

Seeks to invest at least 80% of its net assets in dividend paying stocks. (Multiclass)

Portfolio Manager: Barbara G. Marcin, CFA

TETON Westwood Equity Fund

Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation.

(Multiclass)	Team Managed

FOCUSED VALUE
Gabelli Focus Five Fund

Seeks to invest up to 50% of its net assets in the equity securities of five companies with the remaining net assets invested in ten to twenty other companies or in short-term high grade investments or cash and cash equivalents.

(Multiclass)	Team Managed

Gabelli Value Fund

Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation.

(Multiclass)	Team Managed

SMALL CAP
Gabelli Small Cap Growth Fund

Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

TETON Westwood SmallCap Equity Fund

Seeks to invest primarily in smaller capitalization equity securities – market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)

Portfolio Manager: Nicholas F. Galluccio

GROWTH
GAMCO Growth Fund

Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation. (Multiclass)

Portfolio Manager: Howard F. Ward, CFA

GAMCO International Growth Fund

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification.

(Multiclass)	Portfolio Manager: Caesar Bryan

AGGRESSIVE GROWTH
GAMCO Global Growth Fund

Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation. (Multiclass)

Team Managed

MICRO-CAP
TETON Westwood Mighty MitesSM Fund

Seeks to invest in micro-cap companies that have market capitalizations of $500 million or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)

Team Managed

EQUITY INCOME
Gabelli Equity Income Fund

Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly distributions and seeks a high level of total return with an emphasis on income. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

TETON Westwood Balanced Fund

Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income. (Multiclass)

Team Managed

TETON Westwood Income Fund

Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities. (Multiclass)

Portfolio Manager: Barbara G. Marcin, CFA

SPECIALTY EQUITY
GAMCO Vertumnus Fund

Seeks to invest principally in common stock and convertible securities of domestic and foreign companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

GAMCO Global Opportunity Fund

Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation. (Multiclass)

Team Managed

Gabelli SRI Green Fund

Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages, organic living, and urbanization). The Fund’s primary objective is capital appreciation. (Multiclass)

Team Managed

SECTOR
GAMCO Global Telecommunications Fund

Seeks to invest in telecommunications companies throughout the world – targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation. (Multiclass) Team Managed

Gabelli Gold Fund

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors.

(Multiclass)	Portfolio Manager: Caesar Bryan

Gabelli Utilities Fund

Seeks to provide a high level of total return through a combination of capital appreciation and current income. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

MERGER AND ARBITRAGE
Gabelli ABC Fund

Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss. (No-load) (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Enterprise Mergers and Acquisitions Fund

Seeks to invest in securities believed to be likely acquisition targets within 12–18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

CONTRARIAN
GAMCO Mathers Fund

Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (No-load)

Portfolio Manager: Henry Van der Eb, CFA

Comstock Capital Value Fund

Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.

(Multiclass)	Portfolio Managers: Charles L. Minter Martin Weiner, CFA

FIXED INCOME
TETON Westwood Intermediate Bond Fund

Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return. (Multiclass)

Portfolio Manager: Mark R. Freeman, CFA

CASH MANAGEMENT-MONEY MARKET
Gabelli U.S. Treasury Money Market Fund

Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity. (No-load)

Co-Portfolio Managers: Judith A. Raneri

Ronald S. Eaker

An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.

To receive a prospectus, call 800-GABELLI (800-422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund before investing. The prospectus contains more information about these and other matters and should be read carefully before investing.

Distributed by G. distributors, LLC, One Corporate Center, Rye, NY 10580.

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Gabelli Equity Series Funds, Inc.

THE GABELLI EQUITY INCOME FUND

One Corporate Center

Rye, New York 10580-1422

t   800-GABELLI (800-422-3554)

f   914-921-5118

e   info@gabelli.com

     GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice

President and Chief

Financial Officer,

KeySpan Corp.

John D. Gabelli

Senior Vice President,

Gabelli & Company, Inc.

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President, Secretary, and

Acting Chief Compliance

Officer

Agnes Mullady

Treasurer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Overall Morningstar RatingTM

Morningstar® rated The Gabelli Equity Income Fund Class AAA Shares 4 stars overall, 4 stars for the three and five year periods, and 5 stars for the ten year period ended December 31, 2012 among 1,506, 1,506, 1,324, and 836, Large Blend funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

GAB444Q412QR

The Gabelli Focus Five Fund

First Quarter Report — December 31, 2012

To Our Shareholders,

For the quarter ended December 31, 2012, the net asset value (“NAV”) per Class AAA Share of The Gabelli Focus Five Fund increased 8.4% compared with a decrease of 0.4% for the Standard & Poor’s (“S&P”) 500 Index.

Enclosed is the schedule of investments as of December 31, 2012.

Comparative Results

Average Annual Returns through December 31, 2012 (a)(b) (Unaudited)
					Since	Since
					January 1,	Inception
	Quarter	1 Year	5 Year	10 Year	2012(c)	(12/31/02)
Class AAA (GWSVX)	8.37%	26.20%	4.95%	8.49%	26.20%	8.49%
S&P 500 Index	(0.38)	16.00	1.66	7.10	16.00 (d)	7.10
Class A (GWSAX)	8.39	26.30	4.96	8.53	26.30	8.52
With sales charge (e)	2.15	19.04	3.69	7.87	19.04	7.87
Class C (GWSCX)	8.22	25.40	4.19	7.75	25.40	7.74
With contingent deferred sales charge (f)	7.22	24.40	4.19	7.75	24.40	7.74
Class I (GWSIX)	8.44	26.66	5.24	8.64	26.66	8.64

In the current prospectus dated January 28, 2013, the gross expense ratios for Class AAA, A, C, and I Shares are 2.41%, 2.41%, 3.16%, and 2.16%, respectively, and the net expense ratios after contractual reimbursements by Gabelli Funds, LLC (the “Adviser”) in place through January 31, 2014 are 1.70%, 1.70%, 2.45%, and 1.45%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively.

(a)  Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class I Shares on January 11, 2008. The actual performance of Class I Shares would have been higher due to lower expenses associated to this class of shares. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)  The Fund’s fiscal year ends September 30.

(c)  On January 1, 2012, the Fund changed its investment strategy to the current investment strategy.

(d)  S&P 500 Index performance is as of December 31, 2011.

(e)  Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(f)  Assuming payment of the maximum 1% contingent deferred sales charge imposed on redemptions made within one year of purchase.

The Gabelli Focus Five Fund

Schedule of Investments — December 31, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS — 82.1%
	Automotive: Parts and Accessories — 5.3%
160,000	Dana Holding Corp.	$2,497,600
45,000	Tenneco Inc.†	1,579,950

		4,077,550

	Aviation: Parts and Services — 0.9%
22,000	Curtiss-Wright Corp.	722,260

	Business Services — 2.2%
60,000	The Brink’s Co.	1,711,800

	Cable and Satellite — 3.3%
75,000	EchoStar Corp., Cl. A†	2,566,500

	Computer Software and Services — 10.8%
530,000	Internap Network Services Corp.†	3,678,200
415,000	RealD Inc.†	4,652,150

		8,330,350

	Consumer Services — 1.8%
30,000	The ADT Corp.	1,394,700

	Diversified Industrial — 2.1%
55,000	Tyco International Ltd.	1,608,750

	Energy and Energy Services — 4.6%
315,000	Weatherford International Ltd.†	3,524,850

	Energy and Utilities — 1.6%
22,000	CONSOL Energy Inc.	706,200
10,000	National Fuel Gas Co.	506,900

		1,213,100

	Equipment and Supplies — 2.9%
3,200	Gerber Scientific Inc., Escrow†(a)	32
50,000	Sealed Air Corp.	875,500
27,500	Timken Co.	1,315,325

		2,190,857

	Financial Services — 4.3%
85,000	CIT Group Inc.†	3,284,400

	Food and Beverage — 15.3%
32,500	Hillshire Brands Co.	914,550
300,300	Inventure Foods Inc.†	1,948,947
70,000	Ralcorp Holdings Inc.†	6,275,500
110,000	Snyders-Lance Inc.	2,652,100

		11,791,097

	Health Care — 5.0%
756,220	Lexicon Pharmaceuticals Inc.†	1,678,808
17,500	Mead Johnson Nutrition Co.	1,153,075
103,500	Rochester Medical Corp.†	1,043,280

		3,875,163

Shares		Market Value
	Hotels and Gaming — 1.2%
116,000	Red Lion Hotels Corp.†	$915,240

	Machinery — 4.3%
65,000	Kennametal Inc.	2,600,000
25,000	Xylem Inc.	677,500

		3,277,500

	Metals and Mining — 3.2%
167,000	Golden Queen Mining Co. Ltd.†	374,394
225,000	Molycorp Inc.†	2,124,000

		2,498,394

	Retail — 13.3%
45,600	Coinstar Inc.†	2,371,656
172,500	GNC Holdings, Inc., Cl. A	5,740,800
45,000	Rush Enterprises Inc., Cl. B†	778,950
36,000	Walgreen Co.	1,332,360

		10,223,766

	TOTAL COMMON STOCKS	63,206,277

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 17.9%
$13,778,000	U.S. Treasury Bills, 0.085% to 0.142%††, 02/07/13 to 06/20/13	13,773,303

	TOTAL INVESTMENTS — 100.0% (Cost $71,706,538)	$76,979,580

	Aggregate tax cost	$71,861,436

	Gross unrealized appreciation	5,596,237
	Gross unrealized depreciation	(478,093)

	Net unrealized appreciation/depreciation	$5,118,144

(a)

Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2012, the market value of the fair valued security amounted to $32 or 0.00% of total investments.

†	Non-income producing security.
††	Represents annualized yield at date of purchase.

See accompanying notes to schedule of investments.

2

The Gabelli Focus Five Fund

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined the Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

3

The Gabelli Focus Five Fund

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Equipment and Supplies	$ 2,190,825	—	$32	$ 2,190,857
Other Industries (a)	61,015,420	—	—	61,015,420
Total Common Stocks	63,206,245	—	32	63,206,277
U.S. Government Obligations	—	$13,773,303	—	13,773,303
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$63,206,245	$13,773,303	$32	$76,979,580

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the period ended December 31, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

4

The Gabelli Focus Five Fund

Notes to Schedule of Investments (Unaudited) (Continued)

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, are available on our website at www.gabelli.com.

5

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

—	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

—

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI/GAMCO FAMILY OF FUNDS

VALUE

Gabelli Asset Fund

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital. (Multiclass)

Team Managed

Gabelli Dividend Growth Fund

Seeks to invest at least 80% of its net assets in dividend paying stocks. (Multiclass)

Portfolio Manager: Barbara G. Marcin, CFA

TETON Westwood Equity Fund

Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation. (Multiclass)

Team Managed

FOCUSED VALUE

Gabelli Focus Five Fund

Seeks to invest up to 50% of its net assets in the equity securities of five companies with the remaining net assets invested in ten to twenty other companies or in short-term high grade investments or cash and cash equivalents. (Multiclass)

Team Managed

Gabelli Value Fund

Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation. (Multiclass)

Team Managed

SMALL CAP

Gabelli Small Cap Growth Fund

Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

TETON Westwood SmallCap Equity Fund

Seeks to invest primarily in smaller capitalization equity securities – market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)

Portfolio Manager: Nicholas F. Galluccio

GROWTH

GAMCO Growth Fund

Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation. (Multiclass)

Portfolio Manager: Howard F. Ward, CFA

GAMCO International Growth Fund

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (Multiclass)

Portfolio Manager: Caesar Bryan

AGGRESSIVE GROWTH

GAMCO Global Growth Fund

Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation. (Multiclass)

Team Managed

MICRO-CAP

TETON Westwood Mighty MitesSM Fund

Seeks to invest in micro-cap companies that have market capitalizations of $500 million or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)

Team Managed

EQUITY INCOME

Gabelli Equity Income Fund

Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly distributions and seeks a high level of total return with an emphasis on income. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

TETON Westwood Balanced Fund

Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income. (Multiclass)

Team Managed

TETON Westwood Income Fund

Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities. (Multiclass)

Portfolio Manager: Barbara G. Marcin, CFA

SPECIALTY EQUITY

GAMCO Vertumnus Fund

Seeks to invest principally in common stock and convertible securities of domestic and foreign companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

GAMCO Global Opportunity Fund

Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation. (Multiclass)

Team Managed

Gabelli SRI Green Fund

Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages, organic living, and urbanization). The Fund’s primary objective is capital appreciation. (Multiclass)

Team Managed

SECTOR

GAMCO Global Telecommunications Fund

Seeks to invest in telecommunications companies throughout the world – targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation. (Multiclass)

Team Managed

Gabelli Gold Fund

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors. (Multiclass)

Portfolio Manager: Caesar Bryan

Gabelli Utilities Fund

Seeks to provide a high level of total return through a combination of capital appreciation and current income. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

MERGER AND ARBITRAGE

Gabelli ABC Fund

Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss. (No-load) (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Enterprise Mergers and Acquisitions Fund

Seeks to invest in securities believed to be likely acquisition targets within 12–18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

CONTRARIAN

GAMCO Mathers Fund

Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (No-load)

Portfolio Manager: Henry Van der Eb, CFA

Comstock Capital Value Fund

Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (Multiclass)

Portfolio Managers: Charles L. Minter

Martin Weiner, CFA

FIXED INCOME

TETON Westwood Intermediate Bond Fund

Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return. (Multiclass)

Portfolio Manager: Mark R. Freeman, CFA

CASH MANAGEMENT-MONEY MARKET

Gabelli U.S. Treasury Money Market Fund

Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity. (No-load)

Co-Portfolio Managers: Judith A. Raneri

Ronald S. Eaker

An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues,including currency fluctuation, economic, and political risks.

To receive a prospectus, call 800-GABELLI (800-422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund before investing. The prospectus contains more information about these and other matters and should be read carefully before investing. Distributed by G.distributors, LLC, One Corporate Center, Rye, NY 10580.

Gabelli Equity Series Funds, Inc.

THE GABELLI FOCUS FIVE FUND

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com

GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice

President and Chief

Financial Officer,

KeySpan Corp.

John D. Gabelli

Senior Vice President,

Gabelli & Company, Inc.

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President, Secretary, and

Acting Chief Compliance

Officer

Agnes Mullady

Treasurer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Focus Five Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB840Q412QR

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Gabelli Equity Series Funds, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/1/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/1/2013

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	3/1/2013

* Print the name and title of each signing officer under his or her signature.